A G R E E M E N T

PARTY A: Guangzhou Titan Media Company Ltd.
         (hereafter "Party A")

PARTY B: Shenzhen City Airport Advertising Company Limited
         (hereafter "Party B")

      Based on the ((Contract Law of The People's Republic of China)) and other related rules and regulations, under equal and mutual benefit basis; Parties A and B hereby sign the following advertising contract for the Shenzhen BaoAn International Airport for 12 large size scrolling light boxes (dimension 2.5 m x
1.6 m) outside the departure halls of terminals A, B & C, and 24 small size scrolling light boxes (dimension 1.5 m x 1 m) outside the arrival halls of terminals A, B & C.


                             Chapter 1 - Definitions

Item 1 For this contract and other related appendices,the definitions of the following terms and meanings are set as follows:

      1. "One side" means Guangzhou Titan Media Company Limited or Shenzhen City Airport Company Limited.

      2. "Both sides "mean Guangzhou Titan Media Company Limited and Shenzhen City Airport Company Limited.

      3. "This Contract" means the executed Shenzhen BaoAn International Airport Advertising Contract between the Parties for 12 large size scrolling light boxes (dimension 2.5 m x 1.6 m) outside the departure halls of terminals A, B & C and 24 small size scrolling light boxes (dimension 1.5 m x 1 m) outside the arrival halls of terminals A, B & C.

                        Chapter 2 - The Contract Parties

Item 2 The contract parties are:

      1.    Guangzhou  Titan  Media  Company  Limited   (hereafter   "Party  A")
            incorporated under Chinese Law and is a legal entity of good standing.

                 Legal Address:                12/F Aerospace Skyscraper
                                               Shenzhen, China
                 Legal Representative:         Jing Liang
                 Position:                     General Manager
                 Nationality:                  Chinese

      2. Shenzhen City Airport Company Limited (hereafter "Party B") is incorporated under China Law and is a legal entity of good standing.

                 Legal Address:                1099 Shen Nan Zhong Lu
                                               Shenzhen Commercial Bank Building
                                               20/F, Shenzhen, China
                 Legal Representative:         Xia Langjun
                 Position:                     General Manager
                 Nationality:                  Chinese

                                Chapter 3 - Scope

Item 3 Party A to install scrolling advertising light boxes: 12 large size scrolling light boxes (dimension 2.5 m x 1.6 m) outside the departure halls of terminals A, B & C and 24 small size scrolling light boxes (dimension 1.5 m x 1 m) outside the arrival halls of terminals A, B & C.

                           Chapter 4 - Contract Format

Item 4 Contract terms

      1.    Party B supplies installation locations.

      2. Party A invests in the scrolling advertising light boxes and installation costs, and will install at times designated by Party B.

Item 5 Term

Party A is granted a 10 year term starting from 2006.03.01 to 2016.02.29 with a preferred right to extend.

                     Chapter 5 - Rights and Responsibilities

Item 6 Party A's Responsibilities

      1. Party A will install the scrolling advertising light boxes at locations designated by Party B.

      2. Guarantee that the advertising and media operations of the light boxes at Shenzhen BaoAn International Airport, its contents and procedure are all according to law.

      3.    During  the  term  of  the  contract,   the  advertising  and  media
            operations can not be transferred to a third party.

      4. According to the terms of this contract, pay Party B management fees on time.

      5. Onsite workers to adhere to the rules and regulations of the airport.

Item 7 Party A's Rights

      1. Manage and operate the advertising and media business of the scrolling advertising light boxes of the 12 large size scrolling light boxes (dimension 2.5 m x 1.6 m) outside the departure halls of terminals A, B & C and 24 small size scrolling light boxes (dimension 1.5 m x 1 m) outside the arrival halls of terminals A, B & C., to generate advertising, design and put up the advertising.

      2. During the term of the contract, Party A can operate the business according to market conditions and promotions. It is responsible for all economic and legal consequences.

      3. After the term of the contract, Party A can have preferential treatment to extend contract for further light box advertisements.

Item 8 Party B's Responsibilities

      1. Supply the final installation sites for the scrolling advertising light boxes outside the Shenzhen City Airport Terminals A, B and C.

      2.    Assist Party A in installation and fine tuning the light boxes.

      3.    Guarantee the legality of placement of the light boxes.

      4.    Assist Party A in all related applications.

      5. If Party B wants to have more light boxes, Party A will continue to invest, install and operate according to this contract, with new management fees in proportion to the existing schedule.

Item 9 Party B's Rights

      1.    To demand full management fees from Party B.

      2. The right to approve an advertisement design and reject any unlawful advertisement, whether it be against advertising law or social ethics.

                  Chapter 6 - Management Fee and Payment Method

Item 10 During the term of the contract, Party A will pay Party B the following management fees:

      1.    Each large size (dimension 2.5 m x 1.6 m) RMB 100,000 / year

      2.    Each small size (dimension 1.5 m x 1 m) RMB 70,000 / year

      3. Party A shall pay Party B one year management fee as security deposit, total RMB 2,880,000, within 30 days of this contract.

Item 11 Management fees are due every 6 months, payable every 6 months. Party A will deposit to a bank account designated by Party B before the 15th of that month.

                 Chapter 7 - Contract Violation Responsibilities

Item 12 During the term of the contract, if either party needs to terminate the contract and it is not force majeure, it has to give 30 days notice to the other party, otherwise the party is in violation and is responsible to compensate the other party for its economic loss.

Item 13 If either side cannot carry out all or part of its responsibilities due to force majeure, it has to notice the other side within 7 days, together with a detail report and associated proof.

Item 14 If force majeure is declared, the parties should try to resolve the situation and resume normal operations. If the force majeure causes either or both sides to unable to carry out its responsibilities for over 60 days, then either side can terminate this contract by notifying the other side in writing and no damages have to be paid.

Item 15 At the termination of this contract, Party B will return the whole contract deposit to Party A without interest, if it is not returned in time, then Party B has to pay a 0.05% daily interest to Party A.

                                Chapter 8 - Other

Item 16 Either side cannot terminate this contract unless it is force majeure. If both sides decide to terminate this contract, there has to be a one month notice to execute the termination.

Item 17 With 30 days of the term of this contract, if both sides agree to extend the contract, a new contract will be signed.

Item 18 If disputes arise during the term of the contract, both sides should try to resolve the dispute through friendly negotiations. If dispute persist, either side can take the dispute to arbitration or court.

             Chapter 12 - Changes and Effective Date of the Contract

Item 19 This contract is effective upon signing by both parties to start March 1, 2006 and will continue regardless of change in personnel. All changes and alterations are subject to negotiations by both parties, and signed and sealed by legal representatives of both parties. Any changes and alternations will form attachments to this contract and becomes an undetachable part of this contract.

Item 20 There are 8 copies of this contract, Party A holds two, Party B holds six, all copies carry the same legal stature.

Party A:                            Guangzhou Titan Media Company Ltd.


Legal Representative:               Jing Liang
                                    Signed and Sealed


Date:                               January 16, 2006


Party B:                            Shenzhen City Airport Advertising
                                    Company Limited


Legal Representative:               Xia Langjun
                                    Signed and Sealed


Date:                               January 16, 2006



                        This Contract signed in Shenzhen